UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2021

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4446-1A Hendricks Avenue Suite 354, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	PRKR	OTCQB
Common Stock Rights		OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 28, 2021, the shareholders of the Company approved an amendment to the Company’s amended and restated articles of incorporation to increase the number of authorized shares of common stock from 140,000,000 to 150,000,000. The board of directors of the Company approved the amendment on July 18, 2021, pending shareholder approval. The amendment is more fully described on pages 17 to 18 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 10, 2021, which description is incorporated herein by reference.

Articles of amendment to the Company’s amended and restated articles of incorporation setting forth the amendment were filed with the Department of State of the State of Florida on September 28, 2021, and the amendment became effective on September 29, 2021.

The foregoing summary of the material terms and conditions of the articles of amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the articles of amendment, which are included as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 28, 2021. The record date for shareholders entitled to notice of, and to vote at, the Annual Meeting was August 6, 2021. At the close of business on that date, the Company had 74,006,535 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. Three proposals were submitted to the Company’s shareholders at the Annual Meeting. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 10, 2021. The final voting results were as follows:

Proposal 1

The Company’s shareholders elected the following Class II Director to serve for a term expiring at the 2024 Annual Meeting. The voting results are set forth below.

	Votes For	Votes Against	Votes Withheld	Broker Non-Vote
Frank N. Newman	21,803,846	0	292,675	29,680,222

Proposal 2

The Company’s shareholders approved an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock from 140,000,000 to 150,000,000. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
50,122,007	1,052,785	601,951	N/A

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Proposal 3

The Company’s shareholders ratified the selection of MSL, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
51,441,797	155,698	179,248	N/A

Proposal 4

The Company’s shareholders approved the advisory resolution approving executive compensation. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
21,421,904	402,315	272,302	29,680,222

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Articles of Amendment to Amended and Restated Articles of Incorporation dated September 28, 2021

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKERVISION, INC.

Dated: September 30, 2021	By	/s/ Cynthia French
Cynthia French
Chief Financial Officer

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